UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2012
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StellarOne Corporation
(Exact name of registrant as specified in its charter)

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Commission File Number: 000-22283

Virginia (State or other jurisdiction of incorporation)	54-1829288 (IRS Employer Identification No.)

590 Peter Jefferson Parkway, Suite 250
Charlottesville, Virginia 22911
(Address of principal offices, including zip code)

(434) 964-2211
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the 2012 annual meeting of shareholders of StellarOne Corporation (the Company) held on May 15, 2012, the Company’s shareholders approved the StellarOne Corporation Stock and Incentive Compensation Plan (the 2012 Plan), which was approved by the Board of Directors on October 25, 2011 and May 15, 2012, subject to shareholder approval.

The 2012 Plan became effective upon shareholder approval at the annual meeting and replaces the StellarOne Corporation Stock Incentive Plan, dated January 18, 2002 (the 2002 Plan), which expired on January 18, 2012.  The 2012 Plan is designed to promote the success of the Company and its subsidiaries by providing incentives to personnel, including employees and directors, that will promote the identification of their personal interest with the long-term stability and financial success of the Company and with growth in shareholder value. The 2012 Plan is designed to provide flexibility to the Company and its subsidiaries in the ability to motivate, attract and retain the services of those persons upon whose judgment, interest and effort the successful conduct of its operation is largely dependent.

The 2012 Plan authorizes the granting of stock options, restricted stock, restricted stock units (RSUs), stock appreciation rights (SARs), stock awards and incentive awards.  Awards may be granted under the 2012 Plan to employees and directors of the Company and its subsidiaries, as determined by the Personnel and Compensation Committee (the Committee), which has been appointed to administer the plan.

Subject to the right of the Company’s Board of Directors to terminate the plan at any time, awards may be granted under the 2012 Plan until May 15, 2022, after which date no further awards may be granted. Any awards granted under the plan that are outstanding on May 15, 2022 will remain outstanding in accordance with their terms.

The 2012 Plan provides that, subject to proportionate and equitable adjustment to address certain changes in the Company’s capital structure, the maximum number of shares of the Company’s common stock that may be issued under the plan is 1,000,000.  The 2012 Plan also provides for a per-participant calendar year limit for each award type, as follows: (i) stock options and SARs (disregarding any tandem SARs) -- 150,000 shares, (ii) restricted stock and RSUs -- 75,000 shares, (iii) stock awards -- 25,000 shares, and (iv) incentive awards -- $1,000,000; and requires shareholder approval to increase these annual limits.  No shares of the Company’s common stock authorized for issuance under the expired 2002 Plan will be transferred to or used under the 2012 Plan.

The Committee has full power and authority under the 2012 Plan to determine (i) which eligible persons will receive awards and the nature of awards, (ii) the number of shares of the Company’s common stock to be covered by each award, (iii) whether options will be incentive stock options or nonstatutory stock options, (iv) the fair market value of the Company’s common stock, (v) the time or times when an award will be granted, (vi) whether an award will become vested over a period of time, according to a performance-based vesting schedule or otherwise, and when it will be fully vested, (vii) the terms and conditions under which restrictions imposed upon an award will lapse, (viii) whether a change of control of the Company has occurred, (ix) factors relevant to the lapse of restrictions, vesting, exercise and settlement of awards, (x) when options and stock appreciation rights may be exercised, (xi) whether to approve a participant’s election with respect to applicable withholding taxes, (xii) conditions relating to the length of time before disposition of Company common stock received in connection with an award is permitted, (xiii) notice provisions relating to the sale of the Company’s common stock acquired under the 2012 Plan, and (xiv) any additional requirements relating to awards that the Committee deems appropriate. The vesting, exercisability, payment and other terms or restrictions applicable to an award granted under the 2012 Plan will be determined by the Committee and set forth in a written award document approved by the Committee and delivered or made available to the participant as soon as practicable following the date of the award.

The 2012 Plan gives the Committee authority to grant awards that qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code.  However, there is no requirement in the 2012 Plan that awards actually qualify as performance-based compensation under Section 162(m).

The foregoing description of the 2012 Plan does not purport to be complete and is qualified in its entirety by reference to the more detailed description of the 2012 Plan contained in, and the full text of the 2012 Plan which was included as Appendix A to, the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on March 30, 2012 in connection with the Company’s annual meeting, both of which are incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its annual meeting of shareholders on May 15, 2012.  A quorum of shareholders was present, consisting of a total of 18,378,314 shares.  Matters voted upon were (i) the election of ten director nominees to serve for one year terms expiring at the 2013 annual meeting of shareholders, (ii) approval, in an advisory (non-binding) vote, of the executive compensation disclosed in the proxy statement, (iii) frequency of the advisory (non-binding) vote on executive compensation, (iv) ratification of the appointment of Grant Thornton, LLP as the independent registered public accounting firm for the year 2012, and (v) approval of the StellarOne Corporation Stock and Incentive Compensation Plan.

The following table describes the voting results at the annual meeting.

	Shares	Shares
	Voted	Voted	Shares	Shares	Broker
Proposal or Name of Nominee	"For"	"Against"	Withheld	Abstained	Non-Votes
Proposal 1: To elect ten director nominees to serve until the 2013 annual meeting of shareholders, or until their successors are elected and qualified
Glen C. Combs	14,167,645	-	601,699	-	3,608,970
Beverley E. Dalton	14,215,628	-	553,716	-	3,608,970
Gregory L. Fisher	14,277,186	-	492,158	-	3,608,970
Christopher M. Hallberg	14,317,970	-	451,374	-	3,608,970
Jan S. Hoover	14,287,793	-	481,551	-	3,608,970
Steven D. Irvin	14,219,080	-	550,264	-	3,608,970
Alan W. Myers	14,327,647	-	441,697	-	3,608,970
H. Wayne Parrish	14,210,967	-	558,377	-	3,608,970
Raymond D. Smoot, Jr.	14,204,863	-	564,481	-	3,608,970
Charles W. Steger	14,019,757	-	749,587	-	3,608,970

Proposal 2: To approve, in an advisory (non-binding) basis, the Company’s named executive officers compensation	13,551,997	1,061,476	-	155,871	3,608,970

Proposal 3: Frequency of the advisory (non-binding) vote on executive compensation
One year	12,607,081	-	-	299,428	3,608,970
Two years	339,007	-	-	299,428	3,608,970
Three years	1,523,828	-	-	299,428	3,608,970

Disclosure Regarding Frequency of Advisory Votes to Approve Executive Compensation

A majority of the votes cast by shareholders voted, on an advisory basis, to hold an advisory vote to approve executive compensation every year.  In line with this recommendation by shareholders, the Company has determined that it will include an advisory shareholder vote to approve executive compensation in its proxy materials every year until the next required advisory vote on the frequency of shareholders votes to approve executive compensation, which will occur no later than our Annual Meeting of Shareholders in 2018.

	Shares	Shares
	Voted	Voted	Shares	Shares	Broker
Proposal or Name of Nominee	"For"	"Against"	Withheld	Abstained	Non-Votes
Proposal 4: Approval of the ratification of the appointment of Grant Thornton LLP as the independent registered public accounting firm for the year 2012	18,008,671	234,903	-	134,740	-

Proposal 5: Approval of the StellarOne Corporation Stock and Incentive Compensation Plan	13,558,971	1,052,272	-	158,101	3,608,970

Item 9.01            Financial Statements and Exhibits.

Exhibit 10.14:
StellarOne Corporation Stock and Incentive Compensation Plan (incorporated by reference to Appendix A to the Company’s proxy statement for the 2012 annual meeting of shareholders filed on March 30, 2012)

Exhibit 10.15:	Form of Time-Based Restricted Stock Agreement (Employee) under the StellarOne Corporation Stock and Incentive Compensation Plan

Exhibit 10.16:	Form of Time-Based Restricted Stock Agreement (Non-Employee Director) under the StellarOne Corporation Stock and Incentive Compensation Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

StellarOne Corporation

Date: May 16, 2012	/s/ Jeffrey W. Farrar
Jeffrey W. Farrar
Executive Vice President and Chief Financial Officer